UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 11, 2009

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter)
California
(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631
(Commission File Number)	(IRS Employer Identification No.)

16139 Wyandotte Street, Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)

(818) 787-7000
(Registrant’s Telephone Number, Including Area Code)
_____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On March 11, 2009, BDO Raffles was dismissed as the independent registered public accounting firm for Trio-Tech International, Inc. (the “Company”). This action was approved by the Audit Committee of the Board of Directors of the Company.

The reports of BDO Raffles on the Company's consolidated financial statements for the fiscal years ended June 30, 2007 and June 30, 2008 did not contain any adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company's fiscal years ended June 30, 2007 and June 30, 2008 and through March 11, 2009, there were no disagreements with BDO Raffles on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Raffles, would have caused it to make reference thereto in its reports on the Company's financial statements for such fiscal years.

During the Company's fiscal years ended June 30, 2007 and June 30, 2008 and through March 11, 2009, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, promulgated by the Securities and Exchange Commission (the “Commission”).

The Company provided BDO Raffles with a copy of this Current Report on Form 8-K prior to its filing with the Commission and requested that BDO Raffles furnish a letter addressed to the SEC stating whether BDO Raffles agrees with the statements made by the Company in response to this item 4.01 and set forth above. A copy of the letter, dated March 17, 2009, from BDO Raffles to the Commission is attached as Exhibit 16 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On March 23, 2009, Mazars Partners will be engaged as the independent registered public accounting firm for the Company.  During the company’s fiscal years ended June 30, 2007 and June 30, 2008 and through March 11, 2009, the Company did not consult with Mazars Partners regarding any of the matters or events set forth in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 16.1	Letter re Change in Certifying Accountant: Letter from BDO Raffles to the Securities and Exchange Commission dated March 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 17, 2009

TRIO-TECH INTERNATIONAL

By: /s/ VICTOR H.M. TING
Victor H.M. Ting, Chief Financial Officer
and Vice President (Principal Financial Officer)

Exhibit Index

Exhibit	Description
16.1	Letter re Change in Certifying Accountant